FOR IMMEDIATE RELEASE

CONTACT:           STEVEN KESSLER
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
215/546-5005, 215/546-4785 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE FIRST FISCAL QUARTER ENDED DECEMBER 31, 2007

Philadelphia, PA, February 7, 2008 - Resource America, Inc. (Nasdaq: REXI) (the "Company") reported adjusted income from continuing operations, a non-GAAP measure, of $4.7 million, or $0.25 per common share-diluted for the first quarter of fiscal 2008 as compared to $4.5 million, or $0.23 per common share-diluted for the first quarter of fiscal 2007.  A reconciliation of the Company’s reported loss from continuing operations to adjusted income from continuing operations, a non-GAAP measure, is included as Schedule I to this release.

For the first quarter of fiscal 2008, the Company reported revenues of $50.7 million, operating income of $21.9 million, a loss from continuing operations and a net loss of $6.4 million, or $0.37 per common share-diluted, as compared to revenues of $24.0 million, operating income of $9.3 million, income from continuing operations of $4.5 million, or $0.23 per common share-diluted, and net income of $4.4 million, or $0.23 per common share-diluted, for the first quarter of fiscal 2007.

After the end of the Company’s first quarter of fiscal 2008, the global leveraged loan market experienced a severe and unprecedented shock resulting in a significant lack of liquidity in that market.  In connection with this pricing dislocation, the Company decided to terminate its two remaining outstanding financial fund management warehouse credit facilities in the United States and Europe. The loan assets financed by these facilities were sold, resulting in a loss of $10.2 million, net of tax, in the quarter ended December 31, 2007.  The Company’s guarantees have been satisfied, its exposure to these credit facilities has been eliminated and approximately $143.1 million of leveraged loans and associated liabilities will no longer be consolidated on the Company’s balance sheet as of March 31, 2008.

Jonathan Cohen, President and CEO of the Company commented, “The economic environment, particularly the global financial markets, continues to be one of the most challenging ever, but we are encouraged by the substantial progress on (i) growing LEAF, our leasing asset manager; (ii) building our real estate platform through the continuation of its private fund asset management and also re-emphasizing our distressed real estate business, which includes building a larger platform in that area; and (iii) the management of our financial fund subsidiary and its products.  We believe that opportunities to acquire quality assets in a distressed environment will continue to be available, and we have taken advantage of some of those opportunities already and are positioning the Company to take advantage of more of them.  While we are unhappy about the losses from the closure of our corporate loan warehouse credit facilities, we note that we have been careful to cap our liability in these situations, and we will continue to make capital preservation and reduction of leverage our top priorities as we move forward.”

Assets under management increased to $17.9 billion at December 31, 2007 from $13.6 billion at December 31, 2006, an increase of $4.3 billion (31%).

The following table details the Company’s assets under management by operating segment:

At December 31,
	2007	2006
Financial fund management	$14.6 billion	$ 11.8 billion
Commercial finance	1.7 billion	0.7 billion
Real estate	1.6 billion	1.1 billion
	$17.9 billion	$13.6 billion

A description of how the Company calculates assets under management is set forth in Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

As of December 31, 2007, the Company had, on a consolidated basis, total borrowings outstanding of $1.05 billion.  This amount includes $143.1 million relating to the warehouse facilities that have been terminated; $213.0 million of net liabilities consolidated under FIN 46 as to which the Company has no recourse; $257.6 million of non-recourse revolving credit facilities at LEAF; $355.2 million of non-recourse bridge loans at LEAF that financed its acquisition of the NetBank leasing portfolio (these bridge loans will be transferred to a partnership sponsored by LEAF with 48% of the risk having been transferred in February 2008 and the balance anticipated to be transferred in April 2008); $64.6 million of corporate level secured revolving debt; and $17.0 million of other debt, which is principally mortgage debt secured by properties owned by the Company’s subsidiaries.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the commercial finance, real estate and financial fund management sectors.

For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.

Highlights for the First Fiscal Quarter Ended December 31, 2007 and Recent Developments

®
On November 30, 2007, LEAF Financial Corporation (“LEAF”) acquired the business of Dolphin Capital Corp., an equipment finance subsidiary of Lehman Brothers Bank.  The total purchase price of $170.5 million included a portfolio of small ticket leases acquired directly by an investment partnership sponsored and managed by LEAF.  In addition, LEAF has retained the Dolphin lease origination team in Moberly, Missouri.

®
On November 7, 2007, LEAF acquired from the Federal Deposit Insurance Corporation (“FDIC”) a $412.5 million portfolio, at a discount, comprised of over 10,000 leases and small business loans originated by NetBank Business Finance, the equipment leasing division of NetBank which was being operated in receivership by the FDIC.  LEAF has sold an interest of approximately 48% in this portfolio to its investment partnership and intends to sell the remaining assets by April 2008.  Additionally, LEAF retained the NetBank management and origination teams in Columbia, South Carolina.

®
LEAF increased its assets under management to $1.7 billion at December 31, 2007, an increase of $1.0 billion (149%) from December 31, 2006.  LEAF increased its commercial finance originations to $730.1 million for the three months ended December 31, 2007, an increase of $601.0 million (466%) from the three months ended December 31, 2006.

®
Resource Real Estate Holdings, Inc. (“Resource Real Estate”) the Company’s real estate asset manager that invests in and manages real estate investment vehicles on behalf of itself and for outside investors and operates the Company’s commercial real estate debt platform, increased its assets under management to $1.6 billion at December 31, 2007, an increase of $485.0 million (42%) from December 31, 2006.  Since October 1, 2007, Resource Real Estate has acquired $57.6 million in real estate assets for its investment vehicles.

®
In October 2007, Resource Real Estate commenced operations of its new wholly owned subsidiary, Resource Residential, a multi-family and commercial property management company based in Omaha, Nebraska.  Resource Residential has completed the internalization of its property management operations by terminating its third party management contracts with seven management firms and currently employs 193 property management personnel, including 17 property management professionals formerly employed by America First Apartment Investors.  As of January 2008, Resource Residential is the property manager of its entire portfolio of 34 multi-family properties representing approximately 8,300 apartment units.

®	Resource Real Estate increased its apartment units managed to 14,919 at December 31, 2007, an increase of 4,075 units (38%) from December 31, 2006.

®	The Company’s financial fund management operating segment increased its assets under management at December 31, 2007 to $14.6 billion, an increase of $2.8 billion (24%) from December 31, 2006.

®
The Company’s Board of Directors authorized the payment of a cash dividend to be paid on February 29, 2008 in the amount of $0.07 per share of the Company’s common stock to all holders of record at the close of business on February 15, 2008.

®	Resource Capital Corp. (NYSE: RSO), a real estate investment trust for which the Company is the external manager, declared a quarterly dividend of $0.41 per share in December 2007.

®	The Company generated $14.4 million of cash from operating activities from continuing operations, as adjusted, during the quarter ended December 31, 2007.

®
On January 7, 2008, the Company filed for an initial public offering of units of RAI Acquisition Corp., a newly incorporated special purpose acquisition corporation formed for the purpose of acquiring one or more businesses, which seeks to raise $250.0 million for RAI Acquisition Corp., in an offering to be underwritten by J.P. Morgan Securities, Inc.  The net proceeds of the offering will be held in trust pending the completion of an acquisition. The timing of the offering is subject to market conditions, regulatory approvals and certain other conditions.  A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. Interested parties may obtain copies of the preliminary prospectus relating to the offering by contacting J.P. Morgan Securities Inc., 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245, Attention: Prospectus Department; telephone: (718) 242-8002, or email at addressing.services@jpmorgan.com.

Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties.  The Company’s actual results, performance or achievements could differ materially from those expressed or implied in this release.  For information pertaining to risks relating to these forward-looking statements, reference is made to the section “Risk Factors” contained in Item 1A of the Company’s Annual Report on Form 10-K.

The remainder of this release contains the Company’s unaudited consolidated balance sheets, consolidated statements of operations, consolidated statements of cash flows, reconciliation of GAAP (loss) income from continuing operations to adjusted income from continuing operations and a reconciliation of net cash provided by (used in) operating activities of continuing operations to net cash provided by operating activities of continuing operations as adjusted.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2007	September 30, 2007
	(unaudited)
ASSETS
Cash	$19,790	$14,624
Restricted cash	76,613	19,340
Receivables	19,812	21,255
Receivables from managed entities	20,478	20,177
Loans sold, not settled	11,857	152,706
Loans held for investment, net	197,721	285,928
Loans held-for-sale, at fair value	112,634	−
Investments in commercial finance, net	646,394	243,391
Investments in real estate, net	49,265	49,041
Investment securities available-for-sale, at fair value	45,145	51,777
Investments in unconsolidated entities	34,924	36,777
Property and equipment, net	15,242	12,286
Deferred income taxes	36,482	30,995
Goodwill	7,969	7,941
Intangible assets, net	4,699	4,774
Other assets	24,438	18,664
Total assets	$1,323,463	$969,676

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued expenses and other liabilities	$81,723	$60,546
Payables to managed entities	2,561	1,163
Borrowings	1,050,476	706,372
Deferred income tax liabilities	11,124	11,124
Minority interests	6,146	6,571
Total liabilities	1,152,030	785,776

Commitments and contingencies	−	−

Stockholders’ equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	-	-
Common stock, $.01 par value, 49,000,000 shares authorized; 27,117,108 and 26,986,975 shares issued, respectively (including nonvested restricted stock of 306,716 and 199,708, respectively)	268	268
Additional paid-in capital	265,730	264,747
Retained earnings	18,114	25,724
Treasury stock, at cost; 9,379,326 and 9,369,960 shares, respectively	(102,171)	(102,014)
ESOP loan receivable	(217)	(223)
Accumulated other comprehensive loss	(10,291)	(4,602)
Total stockholders’ equity	171,433	183,900
	$1,323,463	$969,676

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,
	2007	2006
REVENUES
Commercial finance	$27,965	$7,089
Financial fund management	16,292	12,387
Real estate	6,472	4,564
	50,729	24,040
COSTS AND EXPENSES
Commercial finance	9,551	3,631
Financial fund management	6,614	4,552
Real estate	5,466	3,013
General and administrative	3,458	2,789
Provision for credit losses	2,773	45
Depreciation and amortization	966	709
	28,828	14,739
OPERATING INCOME	21,901	9,301

Interest expense	(14,677)	(4,591)
Minority interests	(1,091)	(560)
Other (expense) income, net	(18,368)	2,528
	(34,136)	(2,623)
(Loss) income from continuing operations before taxes	(12,235)	6,678
(Benefit) provision for income taxes	(5,873)	2,210
(Loss) income from continuing operations	(6,362)	4,468
Loss from discontinued operations, net of tax	(12)	(19)
NET (LOSS) INCOME	$(6,374)	$4,449
Basic (loss) earnings per common share:
Continuing operations	$(0.37)	$0.26
Discontinued operations	−	−
Net (loss) income	$(0.37)	$0.26
Weighted average shares outstanding	17,428	17,292
Diluted (loss) earnings per common share:
Continuing operations	$(0.37)	$0.23
Discontinued operations	−	−
Net (loss) income	$(0.37)	$0.23
Weighted average shares outstanding	17,428	19,122

Dividends declared per common share	$0.07	$0.06

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(6,374)	$4,449
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities, net of acquisitions:
Impairment charge on collateralized debt obligation investments	1,017	−
Depreciation and amortization	1,290	810
Provision for credit losses	2,773	45
Equity in earnings of unconsolidated entities	(3,609)	(3,981)
Minority interests	1,091	560
Distributions from unconsolidated entities	4,764	3,941
Losses on sales of loans held-for-sale	18,332	−
Gains on sales of investment securities available-for-sale	−	(1,347)
Gains on sales of assets	(301)	(74)
Deferred income tax benefit	(5,487)	(671)
Non-cash compensation on long-term incentive plans	905	401
Non-cash compensation issued	110	797
Non-cash compensation received	(97)	(673)
Decrease (increase) in commercial finance investments	7,455	(63,594)
Changes in operating assets and liabilities	(979)	(7,706)
Net cash provided by (used in) operating activities of continuing operations	20,890	(67,043)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(3,375)	(219)
Payments received on real estate loans and real estate	3,695	3,256
Investments in real estate	(738)	(10,188)
Purchase of investments	(200,311)	(5,795)
Proceeds from sale of investments	1,957	3,381
Net cash paid for acquisitions	(8,022)	−
(Increase) decrease in other assets	(3,842)	1,769
Net cash used in investing activities of continuing operations	(210,636)	(7,796)
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	416,900	161,507
Principal payments on borrowings	(162,452)	(97,751)
Dividends paid	(1,236)	(1,043)
Distributions paid to minority interest holders	(937)	−
Increase in restricted cash	(57,273)	(5,639)
Proceeds from issuance of stock	158	25
Purchase of treasury stock	(237)	−
Net cash provided by financing activities of continuing operations	194,923	57,099
CASH FLOWS FROM DISCONTINUED OPERATIONS:
Operating activities	(6)	(14)
Financing activities	(5)	−
Net cash used in discontinued operations	(11)	(14)
Increase (decrease) in cash	5,166	(17,754)
Cash at beginning of period	14,624	37,622
Cash at end of period	$19,790	$19,868

Schedule I

RECONCILIATION OF GAAP (LOSS) INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED INCOME FROM CONTINUING OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 31,
	2007	2006
(Loss) income from continuing operations − GAAP	$(6,362)	$4,468
Adjustments, net of tax:
Resource residential start-up costs	303	−
Impairment charge on CDO investments	564	−
Loss on sales of loans	10,168	−
Adjusted income from continuing operations (1)	$4,673	$4,468

Weighted average diluted shares outstanding (2)	18,641	19,122

Adjusted income from continuing operations per share-diluted	$0.25	$0.23

(1)
During the first quarter of fiscal 2008, in connection with substantial volatility and reduction in liquidity in the global credit markets, the Company recorded several significant adjustments.  For comparability purposes, the Company is presenting adjusted income from continuing operations because it facilitates the evaluation of the Company without the effect of these adjustments.  Adjusted income from continuing operations should not be considered as an alternative to (loss) income from continuing operations (computed in accordance with GAAP).  Instead, adjusted income from continuing operations should be reviewed in connection with (loss) income from continuing operations in the Company’s consolidated financial statements, to help analyze how the Company’s business is performing.

(2)	Includes 1,213,000 diluted shares not used in the calculation of loss from continuing operations per share-diluted for the three months ended December 31, 2007.

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  The Company’s management uses this non-GAAP measure in its analysis of the exclusion of certain adjustments recorded in the Company’s first quarter of fiscal 2008.  Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of the Company.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Schedule II

Reconciliation of Net Cash Provided By (Used In) Operating Activities of Continuing Operations to Net Cash Provided By Operating Activities of Continuing Operations As Adjusted

Net cash provided by operating activities of continuing operations as adjusted was $14.4 million for the first fiscal quarter ended December 31, 2007, an increase of $8.1 million as compared to net cash provided by operating activities of $6.3 million in the first fiscal quarter ended December 31, 2006.  The following reconciles net cash provided by (used in) continuing operations to net cash provided by operating activities of continuing operations as adjusted (in thousands):

	Three Months Ended
	December 31,
	2007	2006
Net cash provided by (used in) operating activities of continuing operations	$20,890	$(67,043)

Adjustments:
(Decrease) increase in commercial finance investments	(7,455)	63,594
Changes in operating assets and liabilities	979	7,706
Proceeds from sale of an investment security	−	2,009
Net cash provided by operating activities of continuing operations as adjusted	$14,414	$6,266